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                                                                    Exhibit 10.8

                        INCENTIVE STOCK OPTION AGREEMENT
                               OneSoft Corporation

         THIS AGREEMENT is made as of the Xth day of Month, Year, between OneSoft Corporation (hereinafter the "Company"), a Delaware corporation having a principal place of business in 7010 Little River Turnpike, Suite 410, Annandale, VA 22003 and Name and Address of Employee, an employee of the Company (hereinafter the "Employee").

         WHEREAS, the Company desires to grant to the Employee an Option to purchase shares of its common stock, $.001 par value per share (hereinafter the "Shares"), under and for the purposes set forth in the Company's 1997 Employee, Director and Consultant Stock Option Plan (hereinafter the "Plan"); and

         WHEREAS, the Company and the Employee understand and agree that any terms used and not defined herein have the same meanings as in the Plan which is hereby incorporated by reference; and

         WHEREAS, the Company and the Employee each intend that the Option granted herein qualify as an ISO.

         NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereto agree as follows:

1.       GRANT OF OPTION

         The Company hereby grants to the Employee Number (##) Shares, on the terms and conditions and subject to all the limitations set forth herein, under United States Securities and tax laws, and in the Plan, which is hereby incorporated by reference. The Employee acknowledges receipt of a copy of the Plan.

2.       PURCHASE PRICE

         The purchase price of the Shares covered by the Option shall be $XXX per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares. Payment shall be made in accordance with Paragraph 7 of the Plan.

3.       EXERCISE OF OPTION

         Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall become exercisable as follows:


On the first anniversary of the date of this Agreement:          ##      Shares

On the second anniversary of the date of this Agreement:   ##    Shares

On the third anniversary of the date of this Agreement:          ##      Shares

On the fourth anniversary of the date of this Agreement:   ##    Shares


         The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

4.       TERM OF OPTION

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(a)      The Option shall terminate ten (10) years from the date of this
Agreement or, if the Employee owns as of the date hereof more than 10% of the total combined voting power of all classes of capital stock of the Company or an Affiliate, five (5) years from the date of this Agreement, but shall be subject to earlier termination as provided for herein or in the Plan.

(b) If the Employee ceases to be an employee of the Company or of an Affiliate (for any reason other than the death or Disability of the Employee or termination of the Employee's employment for "cause" (as defined in the Plan) ), the Option may be exercised, if it has not previously terminated, within three
(3) months after the date the Employee ceases to be an employee of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment.

(c) Notwithstanding the foregoing, in the event of the Employee's Disability or death within three (3) months after the termination of employment, the Employee or the Employee's Survivors may exercise the Option within one (1) year after the date of the Employee's termination of employment, but in no event after the date of expiration of the term of the Option.

(d) In the event the Employee's employment is terminated by the Employee's employer for "cause" (as defined in the Plan), the Employee's right to exercise any unexercised portion of this Option shall cease as of such termination, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Employee's termination as an employee, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Employee's termination, the Employee engaged in conduct which would constitute "cause," then the Employee shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

(e) In the event of the Disability of the Employee, as determined in accordance with the Plan, the Option shall be exercisable within one (1) year after the date of such Disability or, if earlier, the term originally prescribed by the Option. In such event, the Option shall be exercisable:

         (i) To the extent exercisable but not exercised as of the date of Disability; and

         (ii) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Employee not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The pro-ration shall be based upon the number of days during the accrual period prior to the date of Disability.

(f) In the event of the death of the Employee while an employee of the Company or of an Affiliate, the Option shall be exercisable by the Participant's Survivors within one (1) year after the date of death of the Employee or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

         (i) To the extent exercisable but not exercised as of the date of death; and

         (ii) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Employee not died prior to the end of the accrual period which next ends following the date of death. The pro ration shall be based upon the number of days during the accrual period prior to the Employee's death.

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5.       METHOD OF EXERCISING OPTION

         Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company at its principal executive office, in substantially the form of Exhibit A attached hereto. Such notice shall state the number of Shares with respect to which the Option is being exercised, and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 7 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee, and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right of survivorship), and shall be delivered as provided above to, or upon the written order of, the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Paragraph 4 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein, shall be fully paid and non-assessable.

6.       PARTIAL EXERCISE

         Exercise of this Option to the extent above stated may be made in part at any time, and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

7.       NON-ASSIGNABILITY

         The Option shall not be transferable by the Employee otherwise than by will or by the laws of descent and distribution. The Option shall be exercisable, during the Employee's lifetime, only by the Employee (or, in the event of legal incapacity or incompetency, by the Employee's guardian or representative), shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Paragraph 7, or the levy of any attachment or similar process upon the Option shall be null and void.

8.       NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE

         The Employee shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Employee. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

9.       CAPITAL CHANGES AND BUSINESS SUCCESSIONS

         The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

10.      TAXES

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         (a)      The Employee acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option, shall be the Employee's sole responsibility.

         (b) In the event of a Disqualifying Disposition (as defined in Paragraph 15 below), or if the Option is converted into a Non-Qualified Option, and such Non-Qualified Option is exercised, the Company may withhold from the Employee's remuneration, if any, the appropriate amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld, may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Employee on exercise of the Option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount under-withheld.

11.      PURCHASE FOR INVESTMENT

         Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (hereinafter the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE OFFERED, PLEDGED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM AS DETERMINED IN ACCORDANCE WITH THE INVESTOR RIGHTS AGREEMENT AS AMENDED AND RESTATED FROM TIME TO TIME RESTRICTING THEIR TRANSFER. COPIES OF THE INVESTOR RIGHTS AGREEMENT, AS AMENDED, MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE CORPORATION'S PRINCIPAL PLACE OF BUSINESS. FURTHER, THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OF THE CORPORATION AND THE VARIATIONS IN THE RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES OF STOCK (AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DETERMINE VARIATIONS FOR FUTURE SERIES), ARE SET FORTH IN THE CORPORATION'S CERTIFICATE OF INCORPORATION, AS AMENDED, A COPY OF WHICH WILL BE FURNISHED BY THE CORPORATION TO THE HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, UPON THE WRITTEN REQUEST OF SUCH HOLDER;" and

         (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation. state securities or "blue sky" laws).

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12.      RESTRICTIONS ON TRANSFER OF SHARES

         (a) The Shares acquired by the Employee pursuant to the exercise of the Option granted hereby shall not be transferred by the Employee except as permitted herein and in a Stockholders' and Voting Agreement dated as of January 6, 1997, as amended August 13, 1999 (hereinafter the "Stockholders Agreement").

         (b) In the event of the Employee's termination of employment, Disability or death, the Company shall have the option, but not the obligation, to repurchase all or any part of the shares issued pursuant to this Agreement (including, without limitation, Shares purchased after termination of employment, Disability or death in accordance with Paragraph 4 hereof). In the event the Company does not, upon the termination of employment, Disability or Death of the Employee (as described above), exercise its option pursuant to this Subparagraph 12
         (b), the restrictions set forth in the balance of this Agreement shall not thereby lapse, and the Employee for himself or herself, his or her heirs, legatees, executors, administrators and other successors in interest, agrees that the Shares shall remain subject to such restrictions. The following provisions shall apply to a repurchase under this Subparagraph 12 (b):

                  (i) The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Subparagraph 12(b) shall be equal to the Fair Market Value of each such Share determined in accordance with the Plan as of the date of termination, Disability or death.

                  (ii) The Company's option to repurchase the Employee's Shares in the event of termination of employment, death or Disability shall be valid for a period of twelve (12) months commencing with the date of such termination, Disability or death.

                  (iii) In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Employee's Shares under this Subparagraph 12(b), the Company shall notify the Employee, or in case of death, his or her representative, in writing of its intent to repurchase the Shares. Such written notice may be mailed by the Company up to and including the last day of the time period provided for in Subparagraph 12(b)(ii) for exercise of the Company's option to repurchase.

                  (iv) The written notice to the Employee shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (hereinafter the "Closing"). The date specified shall not be less than ten (10) days, but nor more than sixty (60) days, from the date of the mailing of the notice, and the Employee or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from, and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Employee or his or her successor in interest, and the Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Employee or his or her successor in interest.

         (c) Upon acquiring any Shares pursuant to the exercise of the Option, the Employee agrees to become a party to the Stockholders Agreement.

         (d) In the event that the Employee or his or her successor in interest fails to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect:

                  (i) To establish a segregated account in the amount of the repurchase price, such account to be turned over to the Employee or his or her successor in interest upon delivery of such Shares, and/or

                  (ii) Immediately to take such action as is appropriate to transfer record title of such Shares

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                  from the Employee to the Company and to treat the Employee and such Shares in all respects as if delivery of such Shares had been made as required by this Agreement. The Employee hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding Subparagraph 12 (d)(i).

         (e) If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock, or other securities of the Company issued with respect to the shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement.

         (f) If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company's rights to repurchase pursuant to this Agreement.

         (g) The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.

         (h) The preceding provisions of this Paragraph 12 shall terminate upon the consummation of a public offering of any of the Company's securities pursuant to a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act, in which offering the aggregate gross proceeds to the Company exceed $10,000,000.

         (i) If, in connection with a registration statement filed by the Company pursuant to the Securities Act, the Company or its underwriter so requests, the Employee will agree not to sell any Shares for a period not to exceed 180 days following the effectiveness of such registration.

         (j) The Employee acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Employee any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Employee by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

         (k) All certificates representing the Shares to be issued to the Employee pursuant to this Agreement shall have endorsed thereon a legend substantially as follows:

                  "The shares represented by this certificate are subject to restrictions set forth in an Incentive Stock Option Agreement with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request."

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13.      NO OBLIGATION TO EMPLOY

         The Company is not by the Plan or this Option obligated to continue the Employee as an employee of the Company.



14.      OPTION IS INTENDED TO BE AN ISO

         The parties each intend that the Option be an ISO so that the Employee (or the Employee's Survivors) may qualify for the favorable tax treatment provided to holders of Options that meet the standards of Section 422 of the U.S. Internal Revenue Code (hereinafter the "Code"). Any provision of this Agreement or the Plan which conflicts with the Code so that this Option would not be deemed an ISO is null and void and any ambiguities shall be resolved so that the Option qualifies as an ISO. Nonetheless, if the Option is determined not to be an ISO, the Employee understands that neither the Company nor any Affiliate is responsible to compensate him or her or otherwise make up for the treatment of the Option as a Non-qualified Option, and not as an ISO. The Employee should consult with the Employee's own tax advisors regarding the tax effects of the Option and the requirements necessary to obtain favorable tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.


15.      NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION

         The Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any of the Shares acquired pursuant to the exercise of the Option. A Disqualifying Disposition is defined in Section 424(c) of the Code, and includes any disposition (including any sale) of such Shares before the later of:

         (a) Two (2) years after the date the Employee was granted the Option; or

         (b) One (1) year after the date the Employee acquired Shares by exercising the Option, except as otherwise provided in Section 424(c) of the Code.

         If the Employee has died before the Shares are sold, these holding period requirements do not apply, and no Disqualifying Disposition can occur thereafter.

16.      NOTICES

         Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:

Paul D. Economon, Esq.
1505 Farm Credit Drive
Suite 100
McLean, VA 22102

If to the Employee:

Employee's name

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Employee's Address

         In the alternative, notices may be made to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

17.      GOVERNING LAW

         This Agreement shall be construed and enforced in accordance with the law of the Commonwealth of Virginia, without giving effect to the conflict of law principles thereof; provided that, if the Company shall be reincorporated under the laws of another state, by merger or otherwise, the laws of such other state shall be applicable, without giving effect to the conflict of laws principles thereof.

18.      BENEFIT OF AGREEMENT

         Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of, and shall be binding upon, the heirs, executors, administrators, successors and assigns of the parties hereto.

19.      ENTIRE AGREEMENT

         This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement, shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

20.      MODIFICATIONS AND AMENDMENTS

         The terms and provisions of this Agreement may be modified or amended as provided for in the Plan.

21.      WAIVERS AND CONSENTS

         Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be, or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto set his or her hand, all as of the day and year first above written.

                                            OneSoft Corporation



                                            By:
                                                 ----------------------------
                                                 Name:

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                                                     Title:

                                                     ----------------------
                                                     Employee's Name

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                                   Exhibit A
                                   ---------

                 NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION
                        [Form For Unregistered Shares]

To:  OneSoft Corporation

Ladies and Gentlemen:

         I hereby exercise my Incentive Stock Option to purchase ____ shares (the "Shares") of the common stock, $.001 par value, of OneSoft Corporation (the "Company"), at the exercise price of $___ per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated this ___ day of __________, in the year ____.

         I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

         I hereby represent and warrant that:

         1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; and
         2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; and
         3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and
         4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

         I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

         I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

         I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless:

         1) There is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares; or
         2) The Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

         I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

         I understand that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Shares by me. I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

         I understand the terms and restrictions on the right to dispose of the Shares set forth in the 1997 Employee, Director and Consultant Stock Option Plan and the Incentive Stock Option Agreement, both of which I have carefully reviewed. I consent to the placing of a legend on my certificate for the Shares referring to such restriction and the placing of stop transfer orders until the Shares may be transferred in accordance with the terms of such restrictions.

         I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares.

         I am paying the option exercise price for the Shares as follows:

                 ----------------------------------------------

         Please issue the stock certificate for the Shares (check one):

          to me; or
          to me and            , as joint tenants with right of survivorship,
                   -----------
         and mail the certificate to me at the following address:


         ------------------------

         ------------------------

         ------------------------

         My mailing address for shareholder communications, if different from the address listed above is:


         ------------------------

         ------------------------

         ------------------------

                                                     Sincerely,


                                                     ----------------------
                                                     Employee (signature)


                                                     ----------------------
                                                     Print Name


                                                     ----------------------
                                                     Date


                                                     ----------------------
                                                     Social Security Number

                                    Exhibit A
                  NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION
                          [Form For Registered Shares]

TO:  OneSoft Corporation

IMPORTANT NOTICE: This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

         I hereby exercise my Incentive Stock Option to purchase _________ shares (the "Shares") of the common stock, $.001 par value of OneSoft Corporation (the "Company"), at the exercise price of $________ per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated this ___ day of __________, in the year ____.

         I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

         I am paying the option exercise price for the Shares as follows:

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         Please issue the stock certificate for the Shares (check one):
          to me; or
          to me and                       , as joint tenants with right of
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          survivorship,

         and mail the certificate to me at the following address:


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         My mailing address for shareholder communications, if different from the address listed above, is:


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                                                     Sincerely,


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                                                     Employee (signature)


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                                                     Print Name


                                                     -----------------------
                                                     Date


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                                                     Social Security Number